Sales contract

     Date: 5 March 2006               contract no                 Signed at:
     Arrival port:                    custom no                  business no

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According  to the  related  stipulation  of  "People's  Republic of China Law of contract", after consulting unanimously, both sides signs this contract.:

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NO     Name of Commodity ,Specifications        Unit   Quantity   Unit Price(yuan )  Total Value   Time of Shipment

------ ---------------------------------------- ------ ---------- ------------------ ------------- -------------------
       Beisha 12s                               He     88000      4.8                42680
------ ---------------------------------------- ------ ---------- ------------------ ------------- -------------------
       Fukexin jiaonang                         He     184800     16.4               924000
------ ---------------------------------------- ------ ---------- ------------------ ------------- -------------------
       Tou bao ke luo fen suan pian 0.125g*12   He     17200      50                 135020
------ ---------------------------------------- ------ ---------- ------------------ ------------- -------------------
       Chuanxinlian                             He     69093      4.85               214188.30
------ ---------------------------------------- ------ ---------- ------------------ ------------- -------------------
       Shiduo tai 24s                           He     98880      8                  153140
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Total Value( in letter  )  ONE THOUSAND FOUR HUNDRED ANDSIXTY NINE THOUSAND TWENTY EIGHTY YUAN THIRTY FEN ONLY
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

Buyer              Hainna xinglin  Medicine  company    Seller                   Hainan Helpson Medicine and Bio-Technology Co. Ltd.
------------------ ------------------------------------ ------------------------ ---------------------------------------------------
Address                                                 Address                  No.17,Jinpan RD , haikou , hainan , China
------------------ ------------------------------------ ------------------------ ---------------------------------------------------
ax                                                     tax
------------------ ------------------------------------ ------------------------ ---------------------------------------------------
Bank &account No                                        Bank &account No
------------------ ------------------------------------ ------------------------ ---------------------------------------------------
representative                                          representative
------------------ ------------------------------------ ------------------------ ---------------------------------------------------
Telephone                                               Telephone                0898-66811911
------------------ ------------------------------------ ------------------------ ---------------------------------------------------
Fax                                          Zip Code   Fax                      0898-66819024            Zip code          570216
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 General  TERMS:

1 Quality : The supplier provides the product guaranteed conforms to the national related drugs quality specification

2 Packing: Packing conforms to the national related laws and regulations requirement, conforms to the shipment requirement

3 Delivery Term: a\ by buyer b\ collection c\ by the third party

4   Destination:   1.   Warehouse   of  supplier  2.  the  arrival   station  of
railway/ship/road   /  air   at   suppliersi-location;   3.   the   station   of
railway/ship/road / air at the buyersi-location.

5 Transportation: 1. railway 2. road 3. ship 4. air

6 Transport expense: 1. paid by supplier 2. paid by buyer

7 Payment: 1. wire via bank 2. bill 3. check 4. cash 5. collection

8 Time of Payment: When the payment excesses the deadline, seller has the right to stop shipment.

9 Buyer should check at once at the arrival of the goods at the port of destination, , if having any claims, buyers should ask for certificate from shipper, fax the certificate to sellers within 7days.

10 The seller undertake the complete responsibility of quality of the drugs sold and assure the prompt goods supply, the non-quality reason does not permit to return goods

11 Violation responsibility: According to rules of "People's Republic of China Law of contract" and "Industry and mining Product Purchase and sale contract Rule"

12 The above third , fourth , fifth , sixth , seventh items which marked "\/" are the execution way for both sides agrees

13 Disputes settlement : All the disputes will be settled under the plaintiff ..locus peoplei-s court.

14 Other items

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1)   Partial  delivery and partial  settlement was permitted for the cargo under this contract.

2) Only if in contract special regulation, buyer should make the payment to seller according to contract as soon as he receive the cargo, Nobody can draws the money or the cargo without a formal notice of seller.

3)   Contract will be effective after signed by bilateral representatives.

4) If there is a lawsuit because of payment , the non-prevailing party will pay the legal fee , attorney fee and travel expense.